UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

 Commission file number 001-16111
GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

NONE
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange
4.875% Senior Notes due 2031	GPN31A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

As previously announced, on April 17, 2025, Global Payments Inc., a Georgia corporation (“Global Payments,” “we” or “our”) entered into definitive agreements to acquire 100% of Worldpay Holdco, LLC (“Worldpay”) from Fidelity National Information Services, Inc. (“FIS”) and affiliates of GTCR LLC and divest our Issuer Solutions business to FIS. The proposed acquisition of Worldpay and divestiture of our Issuer Solutions business will occur simultaneously, subject to receipt of required regulatory approvals and other customary closing conditions.

Global Payments is filing: (a) as Exhibit 99.1 to this Current Report on Form 8-K, audited combined financial statements of Worldpay Business (the Merchant Solutions business of FIS) as of December 31, 2023, and for the year then ended; (b) as Exhibit 99.2 to this Current Report on Form 8-K, Worldpay’s audited combined and consolidated financial statements as of December 31, 2024 and for the periods from February 1, 2024 to December 31, 2024 (Successor) and January 1, 2024 to January 31, 2024 (Predecessor); (c) as Exhibit 99.3, Worldpay’s interim unaudited condensed combined and consolidated financial statements as of September 30, 2025 and for the three and nine months ended September 30, 2025 (Successor) and the three and eight months ended September 30, 2024 (Successor) and one month ended January 31, 2024 (Predecessor); and (d) as Exhibit 99.4, unaudited pro forma condensed combined financial information of Global Payments as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
23.1
Consent of KPMG LLP with respect to the combined and consolidated financial statements of Worldpay Holdco, LLC as of December 31, 2024 and for the periods from February 1, 2024 to December 31, 2024 (Successor) and January 1, 2024 to January 31, 2024 (Predecessor).

23.2
Consent of KPMG LLP with respect to the combined financial statements of Worldpay Business (the Merchant Solutions business of Fidelity National Information Services, Inc.) as of December 31, 2023, and for the year then ended.

99.1	Audited combined financial statements of Worldpay Business (the Merchant Solutions business of Fidelity National Information Services, Inc.) as of December 31, 2023, and for the year then ended.
99.2
Audited combined and consolidated financial statements of Worldpay Holdco, LLC as of December 31, 2024, and for the periods from February 1, 2024 to December 31, 2024 (Successor) and January 1, 2024 to January 31, 2024 (Predecessor).

99.3
Interim unaudited condensed combined and consolidated financial statements of Worldpay Holdco, LLC as of September 30, 2025, and for the three and nine months ended September 30, 2025 (Successor) and the three and eight months ended September 30, 2024 (Successor) and one month ended January 31, 2024 (Predecessor).

99.4	Unaudited pro forma condensed combined financial information of Global Payments Inc. as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Some of the statements we use in this report, and in some of the documents we incorporate by reference in this report, contain forward-looking statements concerning our business operations, economic performance and financial condition, including, but not limited to, statements we make regarding our business strategy and means to implement the strategy; measures of future results of operations, such as revenues, expenses, operating margins, income tax rates and earnings per share; other operating metrics such as shares outstanding and capital expenditures, liquidity, deleveraging plans and capital available for allocation; statements we make regarding guidance and projected financial results for the year 2025; the effects of general economic conditions on our business; statements about the benefits of our acquisitions or dispositions such as our proposed acquisition of Worldpay and divestiture of our Issuer Solutions business, including future financial and operating results and the successful integration of acquisitions; our ability to timely complete the acquisition of Worldpay and divestiture of our Issuer Solutions business, including receiving all required regulatory approvals in connection with the transactions; statements about the completion of anticipated benefits or strategic or operational initiatives; statements regarding our success and timing in developing and introducing new services and expanding our business; and other statements regarding our future financial performance and our plans, objectives, expectations and intentions. You can sometimes identify forward-looking statements by our use of the words "believes," "anticipates," "expects," "intends," "plan," "forecast," "guidance" and similar expressions. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Although we believe that the plans and expectations reflected in or suggested by our forward-looking statements are reasonable, those statements are based on a number of assumptions, estimates, projections or plans that are inherently subject to significant risks, uncertainties and contingencies, many of which are beyond our control, cannot be foreseen and reflect future business decisions. Accordingly, we cannot guarantee that our plans and expectations will be achieved. Our actual revenues, revenue growth rates and margins, and other results of operations could differ materially from those anticipated in our forward-looking statements as a result of many known and unknown factors, many of which are beyond our ability to predict or control. Important factors that may otherwise cause actual events or results to differ materially from those anticipated by such forward-looking statements or historical performance include, among others, those discussed in "Item 1A - Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2024, as well as in the other information appearing in this report and other filings we make with the SEC, including this Current Report on Form 8-K, which we advise you to review.

These cautionary statements qualify all of our forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. Our forward-looking statements speak only as of the date they are made and should not be relied upon as representing our plans and expectations as of any subsequent date. While we may elect to update or revise forward-looking statements at some time in the future, we specifically disclaim any obligation to publicly release the results of any revisions to our forward-looking statements, except as required by law.

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	November 5, 2025	By: /s/ Joshua J. Whipple
Joshua J. Whipple
Chief Financial Officer